Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
20520102
112211107
09738U103
Issuer
ALON USA ENERGY
BRONCO DRILLING CO
BOIS D' ARC ENERGY
Underwriters
CSFB, DBSI, Lehman Brothers
Johnson Rice, Jefferies, Calyon Securities,
Friedman Billings Ramsey
Raymond James, Calyon Securities, Friedman
Billings Ramsey, Harris Nesbitt, Hibernia
Southcoast Capital, Johnson Rice, Keybanc Capital
Markets, Petrie Parkman, AG Edwards, Dominick
& Dominick, First Albany, Janney Montgomery,
Jefferies, Lazard Freres, Morgan Keegan, Natexis
Bleichroder, Simmons & Co
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ALJ US
BRNC US
BDE US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
8/15/200
5/6/2005
Total dollar amount of offering sold to QIBs
 $                                                 163,200,000
 $                                                   86,700,000
 $                                                 175,500,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                 163,200,000
 $                                                   86,700,000
 $                                                 175,500,000
Public offering price
 $                                                           16.00
 $                                                           17.00
 $                                                           13.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
1.12%
1.19%
0.91%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Development Fund
Boston
                        31,500
 $                   504,000
0.31%



Chicago Funds







Scudder Aggressive Growth Fund
Chicago
15,600
 $                   249,600
0.15%



New York Funds







Scudder Small Cap Fund
New York
                        76,800
 $
1,228,800
0.75%



Scudder Micro Cap Fund
New York
14,300
 $                   228,800
0.14%



Total

138,200
 $                 2,211,200
1.35%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
75866G109
12811R104
361652209
Issuer
REFCO INC
CALAMOS ASSET MANAGEMENT
GFI GROUP INC
Underwriters
BoA, CSFB, Goldman Sachs, DBSI, HSBC, JP
Morgan, Merrill Lynch, Sandler O'Neill, CMG
Institutional, Harris Nesbitt, Muriel Siebert,
Samuel Ramirez, Utendahl Partners, William Blair,
Williams Capital
Citigroup, Merrill Lynch, Goldman Sachs, UBS,
Keefe Bruyette, Morgan Stanley, RBC Capital
Markets, Stanford Group, Wachovia
Citigroup, Merrill Lynch, BoA, Jefferies, JP
Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
RFX US
CLMS US
GFIG US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB, Sandler O'Neill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/10/2005
10/27/2004
1/25/2005
Total dollar amount of offering sold to QIBs
 $                                                 583,000,000
 $                                                 360,000,000
 $                                                 123,000,000
Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -
Total
 $                                                 583,000,000
 $                                                 360,000,000
 $                                                 123,000,000
Public offering price
 $                                                           22.00
 $                                                           18.00
 $                                                           21.00
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
1.32%
1.22%
1.47%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Development Fund
Boston
                        17,600
 $                   387,200
0.07%



Chicago Funds







Scudder Aggressive Growth Fund
Chicago
8,600
 $                   189,200
0.03%



SVS II Aggressive Growth Portfolio
Chicago
4,900
 $                   107,800
0.02%



New York Funds







Scudder Mid Cap Growth Fund
New York
79,800
 $                 1,755,600
0.30%



Total

110,900
 $                 2,439,800
0.42%